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		      SECURITIES AND EXCHANGE COMMISSION
			  Washington, D. C.   20549


				  FORM 8-K


				CURRENT REPORT

		      Pursuant to Section 13 or 15(d) of
		      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 13, 1999
						  -------------

Commission File Number 0-5544

			   OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

				     OHIO
	(State or other jurisdiction of incorporation or organization)

				  31-0783294
		     (I.R.S. Employer Identification No.)

		    136 North Third Street, Hamilton, Ohio
		   (Address of principal executive offices)

				    45025
				 (Zip Code)

			       (513) 867-3000
		      (Registrant's telephone number)

			       Not Applicable
	(Former name or former address, if changed since last report)













			      Exhibit Index - Page 4

				Page 1 of 4 Pages
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ITEM 5.  Other Events
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	     On July 13, 1999, Ohio Casualty Corporation (the "Corporation")
	 announced that as a result of catastrophe losses due to severe weather, the Corporation is expecting to post an operating loss for the quarter ended June 30, 1999.

	     Also the Corporation announced that during the second quarter it completed a strategic asset reallocation of its investment portfolio, resulting in recognition of approximately $145 million in realized gains before tax.

	     A copy of the press release issued by Ohio Casualty Corporation on July 13, 1999, announcing these events is attached hereto as Exhibit
	 99.1 and is incorporated herein by reference.











			      Page 2 of 4 Pages
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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
------- ------------------------------------------------------------------
	Exhibits

	99.1 Press Release dated July 13, 1999, announcing significant financial events for the second quarter of 1999.











				  SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



						OHIO CASUALTY CORPORATION
					      ------------------------------
						      (Registrant)




July 13, 1999                                 /s/ Barry S. Porter
					      ------------------------------
					      Barry S. Porter, CFO/Treasurer
					      (on behalf of Registrant and
					      as Principal Accounting Officer)






			      Page 3 of 4 Pages

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			       EXHIBIT INDEX
			       -------------

			 Current Report on Form 8-K
			    Dated  July 13, 1999


			 OHIO CASUALTY CORPORATION


Exhibit No.     Description
-----------     -----------
   99.1         Press Release dated July 13, 1999, announcing significant
		financial events for the second quarter of 1999.










			    Page 4 of 4 Pages